THE RBB FUND, INC.

Abbey Capital Multi Asset Fund

Class I Shares (Ticker: MAFIX)
Class A Shares (Ticker: MAFAX)
Class C Shares (Ticker: MAFCX)

Supplement dated October 22, 2024
to the Fund’s Prospectus and Statement of Additional Information (“SAI”),

each dated December 31, 2023, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Effective as of October 22, 2024, Systematica Investments Limited, acting as the general partner of Systematica Investments LP, will serve as a trading adviser to the Abbey Capital Multi Asset Fund (the “Fund”) and its subsidiaries, ACMAF Offshore SPC, a segregated portfolio company incorporated under the laws of the Cayman Islands, and ACMAF Onshore Series LLC, a Delaware series limited liability company. Accordingly, the following changes are made to the Fund’s Prospectus and SAI:

(i)	The second paragraph under the section titled “SUMMARY SECTION — Management of the Fund — Investment Adviser and Trading Advisers” on page 10 of the Fund’s Prospectus is deleted and replaced with the following:

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Graham Capital Management L.P., Revolution Capital Management, LLC, Systematica Investments Limited (acting as the general partner of Systematica Investments LP), Tudor Investment Corporation, Welton Investment Partners LLC and Winton Capital Management Limited each serve as a Trading Adviser to the Fund.

(ii)	The following is added immediately above the heading “Tudor Investment Corporation” in the section titled “MORE INFORMATION ABOUT MANAGEMENT OF THE FUND — Trading Advisers” on page 25 of the Fund’s Prospectus:

Systematica Investments Limited

The Adviser has entered into a trading advisory agreement with Systematica Investments Limited (“Systematica”), acting solely in its capacity as the general partner of Systematica Investments LP, to manage a portion of the Fund’s assets using the Trendfollowing Program. Systematica is a Jersey corporation formed in 2015 and is located at First Floor, Esplanade 29, St. Helier, Jersey JE2 3QA, and Systematica Investments LP is a Guernsey limited partnership whose registered office is at Martello Court, Admiral Park, St. Peter Port, Guernsey GY1 3HB. Systematica is registered as a CTA and CPO with the CFTC and is a member of the NFA, but Systematica does not act as the CPO of the Fund. Systematica is also registered as an investment adviser with the SEC. Systematica does not act as the “alternative investment fund manager” of the Fund for the purposes of Directive 2011/61/EU of the European Parliament and the Council of the European Union. As of September 1, 2024, Systematica had approximately $14 billion in assets under management.

Leda Braga - Leda acts as CEO of Systematica Investments, an institutional hedge fund manager with approximately $14 billion in assets under management and offices in London, Geneva, Singapore, Shanghai and Jersey. Systematica was formed in January 2015 as a spin-off of BlueCrest Capital, where Leda was President and Head of Systematic Trading for 14 years since 2001. Prior to BlueCrest Leda was part of Cygnifi Derivatives Services (a J.P. Morgan spin-off). At Cygnifi she was a member of the management team and was head of its Valuation Service. Prior to Cygnifi, Leda spent nearly seven years at J.P. Morgan as a Quantitative Analyst in the derivatives research team. Her past experience includes modelling of interest rate exotics, FX/interest rate hybrid instruments and equity derivatives. She holds a PhD in Engineering from Imperial College London, where she worked as a lecturer and led research projects for over three years prior to joining J.P. Morgan. In addition, Leda has served on the advisory board of the pension fund of the CERN in Geneva and on the advisory board of the London School of Economics' Systemic Risk Centre. Leda currently serves on the board of trustees of the SBAI – the Standards Board of Alternative Investments and on the NY Fed’s Investment Advisory Committee on Financial Markets (IACFM).

Jean-Pierre Selvatico – Jean-Pierre serves as Co-Chief Investment Officer and joined Systematica in January 2017 as Head of Trading and Counterparty Management and was further appointed into the Chief Investment Office in 2019. Jean-Pierre joined Systematica from Pictet, Geneva, where he was Head of Hedge Funds and a member of Pictet Alternative Advisors’ investment committee. Prior to this, he was a managing director at Barclays Capital, London, in charge of the European interest rate options desk. His previous experience includes Credit Suisse First Boston, London, and 8 years at J.P. Morgan (Paris, Tokyo, London, New York) where he headed the USD interest rate options desk. Jean-Pierre holds Masters degrees from Ecole Polytechnique and Ecole Nationale de la Statistique et de l'Administration Economique (ENSAE), Paris.

Matthias Hagmann – Matthias serves as Co-Chief Investment Officer and joined Systematica on launch in January 2015 as a Product Manager and was further appointed into the Chief Investment Office in 2019. Prior to joining Systematica, Matthias worked as a Product Manager at BlueCrest. Matthias joined BlueCrest in November 2014 from AHL, Man Investments. Matthias led AHL’s largest research and investment management team, being responsible for all equity strategies (systematic macro (futures), single name equity) trading in the AHL Diversified, Dimension and Evolution programmes. Previous to AHL he was Head of Quantitative Research at Concordia Advisors, a multi-strategy hedge fund being now part of the Mariner Investment Group. Matthias graduated with distinction from the MSc in Econometrics and Mathematical Economics (London School of Economics), and further holds a PhD in Financial Econometrics from the Swiss Finance Institute. His research is published in high-profile academic journals such as Econometrica and the Journal of Econometrics.

(iii)	The following is added to the table beneath the sentence “The current Trading Advisers to the Fund are set forth below” on page 27 of the Fund’s SAI, under the section titled “INVESTMENT ADVISORY AND OTHER SERVICES — INVESTMENT TRADING ADVISERS”:

Systematica Investments Limited, acting as the general partner of Systematica Investments LP 29 Esplanade, First Floor Saint Helier JE2 3QA Jersey, United Kingdom	Systematica is an institutional hedge fund manager with offices in Jersey, London, Geneva, New York, Singapore and Shanghai, which is controlled by founder Leda Braga. Systematica manages macro, equity, directional and relative value strategies.

Please retain this Supplement for future reference.